CREDIT FACILITIES	6 Months Ended
Jun. 30, 2018
CREDIT FACILITIES.
CREDIT FACILITIES

NOTE 13 — CREDIT FACILITIES

	30 June 2018	31 December 2017
	US$'000	US$'000
Revolving Facility - Natixis (due October 2022)	—	—
Term Loan - Morgan Stanley (due April 2023)	250,000	—
Revolving facility - Morgan Stanley (due May 2020)	—	67,000
Term loan - Morgan Stanley (due October 2020)	—	125,000
Total credit facilities	250,000	192,000
Deferred financing fees, net of accumulated amortisation	(16,060)	(2,690)
Total credit facilities, net of deferred financing fees	233,940	189,310

On 23 April 2018, contemporaneous with the closing of its Eagle Ford acquisition, the Company entered into a  $250.0 million syndicated second lien term loan with Morgan Stanley Energy Capital, as administrative agent, (the “Term Loan”), and a syndicated revolver with Natixis, New York Branch, as administrative agent, (the “Revolving Facility”), with initial availability of $87.5 million ($250.0 million face).  The proceeds of the refinanced debt facilities were used to retire the Company’s previous credit facilities of $192.0 million, repay the remaining outstanding production prepayment of $11.8 million and pay deferred financing fees of $16.7 million, with the balance being used for the Company’s working capital needs at the time of closing.

The Revolving Facility and Term Loan are secured by certain of the Company’s oil and gas properties.  The Revolving Facility is subject to a borrowing base, which is redetermined at least semi-annually; the next of such redeterminations will occur in the fourth quarter of 2018.  The Revolving Facility has a 4 1/2 year term (matures in October 2022) and the Term Loan has a five year term (matures in April 2023).  If upon any downward adjustment of the borrowing base, the outstanding borrowings are in excess of the revised borrowing base, the Company may have to repay its indebtedness in excess of the borrowing base immediately, or in five monthly installments.

Interest on the Revolving Facility accrues at a rate equal to LIBOR, plus a margin ranging from 2.5% to 3.5% depending on the level of funds borrowed. Interest on the Term Loan accrues at a rate equal to the greater of (i) LIBOR plus 8% or (ii) 9%.

The Company is required under our credit agreement to maintain the following financial ratios:

•

a minimum current ratio, consisting of consolidated current assets including undrawn borrowing capacity to consolidated current liabilities, of not less than 1.0 to 1.0 as of the last day of any fiscal quarter;

•

a maximum leverage ratio, consisting of consolidated Revolving Facility Debt to adjusted consolidated EBITDAX (as defined in the Revolving Facility), of not greater than 4.0 to 1.0 as of the last day of any fiscal quarter;

•

a minimum interest coverage ratio, consisting of EBITDAX to Consolidated Interest Expense (as defined in the Revolving Facility), of not less than 2.0 to 1.0 as of the last day of any fiscal quarter; and

•	An asset coverage ratio, consisting of Total Proved PV9% to Total Debt (as defined in the Term Loan agreement), of not less than 1.50 to 1.0.

As at 30 June 2018, the Company was in compliance with all restrictive financial and other covenants under the Term Loan and Revolving Facility.

The Company had letters of credit of $12.0 million outstanding on the Revolving Facility and $75.5 million of available borrowing capacity at 30 June 2018.  Subsequent to 30 June 2018, the Company drew $20.0 million on the Revolving Facility.